UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2013

GENTHERM INCORPORATED

(Exact name of registrant as specified in its charter)

Michigan	0-21810	95-4318554
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21680 Haggerty Road, Ste. 101, Northville, Michigan	48167
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 504-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 250.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective July 1, 2013, Frithjof Oldorff was appointed by the Company’s Board of Directors as President of the Automotive Business Unit and Thomas Liedl was appointed by the Company’s Board of Directors as President of the Gentherm Technologies Business Unit. Mr. Oldorff and Mr. Liedl have served as the Chief Operating Officer and Chief Financial Officer, respectively, of W.E.T. Automotive Systems AG, a subsidiary of the Company, since 2008 and continue to hold such offices following the above appointments. The information concerning Mr. Oldorff and Mr. Liedl required by Items 401(b), (d), (e) and Item 404(a) of Regulation S-K were included in the Company’s Definitive Proxy Statement on Schedule 14A with respect to the Company’s 2013 Annual Meeting of Stockholders, filed as Exhibit 20 hereto and incorporated herein by reference. Mr. Oldorff is a party to a Service Agreement, dated as of July 4, 2011, with W.E.T. Automotive Systems AG, which Service Agreement consolidates the original agreement and first and second amendments thereto and which Service Agreement was amended by a Third Amendment effective as of January 1, 2014. The Service Agreement with Mr. Oldorff was previously filed as an exhibit to the Company’s Current Report on Form 8-K filed August 4, 2011. The Third Amendment to the Service Agreement with Mr. Oldorff was previously filed as an exhibit to the Company’s Annual Report on Form 10-K filed March 15, 2013. Mr. Liedl is a party to a Service Agreement, dated as of July 4, 2011, with W.E.T. Automotive Systems AG, which Service Agreement consolidates the original agreement and first and second amendments thereto. The Service Agreement with Mr. Liedl was previously filed as an exhibit to the Company’s Current Report on Form 8-K filed August 4, 2011. There were no modifications to either Mr. Oldorff’s Service Agreement or Mr. Liedl’s Service Agreement, each as amended, as a result of the above appointments. A copy of the Company’s news release announcing such appointments is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this report by reference. The information in Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, as amended, nor incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly stated by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 20	Definitive Proxy Statement on Schedule 14A with respect to the Company’s 2013 Annual Meeting of Stockholders (filed on April 22, 2013 and incorporated herein by reference)

Exhibit 99.1	Company news release dated July 1, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTHERM INCORPORATED

By:	/s/ Kenneth J. Phillips
Kenneth J. Phillips, Vice-President and General Counsel

Date: July 1, 2013

Exhibit Index

20	Definitive Proxy Statement on Schedule 14A with respect to the Company’s 2013 Annual Meeting of Stockholders (filed on April 22, 2013 and incorporated herein by reference)

99.1	Company news release dated July 1, 2013

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